American Skandia Trust
      Supplement dated August 13, 1997 to the Prospectus dated May 1, 1997

                             JanCap Growth Portfolio

         Effective  August  12,  1997,  Scott W.  Schoelzel  replaced  Thomas F.
Marsico  as  the  portfolio   manager  of  the  JanCap  Growth   Portfolio  (the
"Portfolio"). Mr. Marsico is no longer employed by Janus Capital Corporation.

         Accordingly, the section of the Prospectus entitled "Management of the Trust -- Sub-advisors - JanCap Growth Portfolio and AST Janus Overseas Growth Portfolio" (page 89) is amended by deleting the second paragraph and adding the following:

         The manager responsible for management of the JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a senior portfolio manager at Janus, joined Janus in January 1994 as Vice President of Investments. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management.